D T E E N E R G Y B U S I N E S S U P D AT E M A R C H 8 , 2 0 2 2 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DT Midstream, including that providing DT Midstream with transition services could adversely affect our business, and that the transaction may not achieve some or all of the anticipated benefits; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets and in prices of environmental attributes generated from renewable natural gas investments on DTE Vantage’s (formerly Power and Industrial Projects) operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, including climate change, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth goals; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

3 Business Update Environmental, Social & Governance (ESG) Appendix

Focusing on our team, customers and communities while delivering for investors 4 Our Team Ensuring the health and safety of our employees Named to the Best and Brightest Companies to Work For in Metropolitan Detroit for 16 consecutive years Customers Addressing our customers’ most vital needs Ranked first by J.D. Power for both residential and business customer satisfaction at DTE Gas Communities Providing safe, reliable and cleaner energy Recognized as 2021 Corporation of the Year by the National Minority Supplier Development Council Investors Delivering premium shareholder returns Successful spin of DTM unlocked value for shareholders Exceeded original guidance midpoint for 13th consecutive year

Delivered strong financial results in 2021 and well-positioned for growth in 2022 and beyond 51. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ✓ Strong 2021 operating EPS1 exceeded high end of guidance ✓ Successful spin of DTM ✓ Raised 2022 operating EPS guidance range to $5.80 - $6.00; revised guidance midpoint of $5.90 per share provides 7% growth from 2021 original guidance midpoint ✓ Reaffirming 5% - 7% operating EPS growth through 2026 ✓ 7% dividend growth extended to 2022, consistent with high end of operating EPS growth target ✓ Utility 5-year capital investment is $1 billion higher than previous plan; over $40 billion investment plan over the 10-year period ✓ Strategic focus on decarbonization at DTE Vantage supporting a cleaner economy Operating EPS guidance $5.13 $5.51 $5.84 2020 2021 2022 Original guidance midpoint Revised guidance midpoint $5.90

Operating in a highly constructive regulatory environment 1. UBS, December 2021 (50 states and Washington, D.C.) 6 • Empower customers to make informed utility choices • Assure safe, secure and reliable utility services and infrastructure • Assure accessible and affordable utility services through regulatory oversight • Cultivate open and diverse communication and education 7 9 19 9 7 Tier 1 Tier 2 Tier 3 Tier 4 Tier 5 Dan Scripps Chair Term ending July 2, 2023 Katherine Peretick Commissioner Term ending July 2, 2027 Tremaine Phillips Commissioner Term ending July 2, 2025 MPSC key objectives Ranking of U.S. regulatory jurisdictions1 (Michigan in tier 1) MPSC members

Distinctive continuous improvement culture drives strong track record of cost management vs. peer average 1. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding fuel and purchase power from electric O&M and production expense from gas O&M 7 • Controlling costs while improving the customer experience and maintaining affordability − Productivity enhancements − Technology innovations − Automation − Infrastructure replacements − Transition to cleaner energy DTE Gas Peer average DTE Electric Peer average 3% 3% 1% 1% Average annual percentage change in O&M costs 2008 - 2020 Electric utility1 Gas utility1 All 10,000+ employees engaged in CI to surface and solve problems

DTE Electric: transformational investments in generation and distribution provide customers cleaner, more reliable energy 8 DTE Electric investment plan (billions) Achieved operational successes in 2021 • Announced accelerated carbon reduction plan − Ceasing coal use at Belle River Power Plant and reducing carbon emissions by 50% by 2028, two years earlier than originally planned • Expanded voluntary renewables program, one of the largest in the nation • Began testing phase at Blue Water Energy Center Focusing on the grid of the future and continued decarbonization efforts • Filing updated IRP in October, one year earlier than planned • Evaluating the opportunity to exit coal use at Monroe Power Plant earlier than 2040 • Investing in the grid of the future to ensure best-in-class performance Maintaining affordability while modernizing the grid and improving reliability • Filed first general rate case at DTE Electric in almost 3 years • Implemented innovative regulatory strategies to keep base rates flat $8 $4 $3 2022 - 2026 Distribution infrastructure Base infrastructure Cleaner generation $15

Building the grid of the future and clean energy transformation creates $35 billion of investment opportunity over the next 10 years 1. Examples include combined cycle plant with carbon capture and storage and hydrogen 2. Excludes underlying macroeconomic conditions including energy efficiency programs 9 ~$35 Robust investment opportunities for the grid of the future to improve reliability and provide additional capacity • Hardening the system with circuit rebuilds, new poles, cables and transformers • Rebuilding sub-transmission and substations for increased capacity and reliability • Technology and automation driving down outages and their duration Accelerating the cessation of coal use drives replacement investment • Renewable resources, short and long duration storage, demand response and dispatchable resources1 Preparing for increased pace of electric vehicle adoption that drives load growth and the need for additional grid reliability investment • General Motors recently announced a $7 billion investment that secures its commitment to accelerate an all-electric future − Includes a $4 billion investment in our service territory to convert GM’s Orion Township assembly plant to produce full-size electric pick-up trucks DTE Electric 10-year investment plan (billions) 0 2,000 4,000 6,000 2020 2025 2030 2035 2040 DTE Electric load from vehicle electrification2 (GWh)

Continuing to evaluate the cessation of coal use to further accelerate decarbonization plan 10 • Stakeholder engagement has started and will provide meaningful input into our detailed plan to ensure our goals of clean, reliable and affordable energy are achieved • Details of the plan and associated investments will be provided with the filing of the Clean Vision Plan (IRP) in October 2022 2021 204020302022 MonroeBelle River Trenton Channel St. Clair River Rouge 2028 Belle River Accelerating cessation of coal use from 2030 to 2028 Evaluating cessation of coal use earlier than 2040

DTE Gas: replacing aging infrastructure to reduce greenhouse gas emissions 11 Achieved operational successes in 2021 • Announced CleanVision Natural Gas Balance Program and reached 5,300 customers within the first year • Finished first phase of major transmission renewal project in Northern Michigan Focusing on continued infrastructure renewal efforts • Completing second and third phases of major transmission renewal project in Northern Michigan • Continuing main renewal program with target of 200 miles in 2022 DTE Gas investment plan (billions) Over $6 billion investment plan over the next 10 years $1.6 $1.5 2022 - 2026 $3.1+ Main renewal Base infrastructure Additional opportunity

DTE Vantage: operating earnings1 derived from cleaner energy-related projects 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Renewables includes wood and landfill gas facilities and new carbon capture and storage projects 12 Renewable natural gas (RNG) • Commenced construction on new South Dakota RNG project, new Wisconsin RNG project and secured additional project in New York • Converting Michigan-based landfill gas project to RNG • One of the largest dairy RNG suppliers based on installed capacity • Strong market growth supported by the federal Renewable Fuel Standard and California’s Low Carbon Fuel Standard; future demand from additional states pursuing low carbon fuel standards Industrial energy services • Long-term contracted, utility-like projects • Uniquely positioned to capitalize on a growing preference for efficient energy with opportunity to implement power and steam cogeneration systems Exploring additional decarbonization opportunities • Well-positioned to develop future carbon capture and storage projects $1.0 - $1.5 billion capital investment 2022 - 2026 2022 revised guidance 2026E Industrial energy services Other RNG/renewables2 $90 - $95 $160 - $170 DTE Vantage operating earnings (millions)

Maintaining strong cash flow, balance sheet and credit profile 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity 13 $0.0 - $0.1 $1.3 Convertible equity units Planned equity issuances 2022 - 2024 (billions) 2022 2023 2024 $1.3 - $1.5 $1 billion utility capital investment increase with minimal equity issuances in the 5-year plan Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A $0.0 - $0.1 • Expect minimal equity issuances outside of convertible equity units • Strong investment-grade credit rating − Targeting ~16% FFO1 / Debt2 • Increased 2022 annualized dividend 7% to $3.54 per share • Issued $400 million green bond − Fourth green bond issuance in the past 5 years

14 Business Update Environmental, Social & Governance (ESG) Appendix

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 1. Definition of net zero included in the appendix 15 • Transitioning towards net zero1 emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Environment Social Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets • Focusing on the diversity, safety, well-being and success of employees • Revitalizing neighborhoods and investing in communities • Leader in volunteerism Outperforming industry average in ESG metrics; AA score from MSCI and top quartile for Sustainalytics

DTE Electric targeting net zero carbon emissions by 2050 Note: CO2 reduction from 2005 base 16 • Advancing our clean energy investments and plan to accelerate the modernization of our electric grid • Retiring coal-fired power plants • Accelerating voluntary renewables program, one of the largest in the nation • Adding thousands of megawatts of wind and solar power • Advocating for constructive public policy • Assessing new and emerging technology; increasing energy efficiency and demand response 2023 2028 2040 2050 50% 80% Net zero 12 million metric tons of CO2 reduced 19 million metric tons of CO2 reduced 30 million metric tons of CO2 reduced 38 million metric tons of CO2 reduced 32%

DTE Gas targeting net zero greenhouse gas (GHG) emissions by 2050 Note: reduction from 2005 base 17 2020 2030 2040 2050 65% 80% Net zero • Advancing our clean energy investments and upgrading and replacing aging infrastructure • Growing CleanVision Natural Gas Balance program, the nation’s first program to include both carbon offsets and RNG • Progressing on major transmission renewal project • Continuing main renewal upgrades and operational improvements 45%

MIGreenPower program providing affordable renewable energy solutions 18 • One of the largest voluntary renewable programs in the nation • Average net cost to residential customer − Wind & solar program: 2.7 cents/kWh − Wind program: 1.9 cents/kWh • An average business customer using 1,000 kWh/month can attribute 100% of their energy use to renewable resources for ~$23/month Voluntary renewable customers 2017 program inception 48,000 residential customers subscribed 1,000+ MW large business customers subscribed

Natural Gas Balance program reducing GHG emissions Note: GHG reduction from 2005 base 19 • Offering a way to affordably offset 25% to 100% of customers’ greenhouse gas emissions from an average home’s natural gas use • RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas • Carbon offset program is focused on protecting Michigan forests that naturally absorb greenhouse gases • Partnering with suppliers and customers across the natural gas chain • Partnered with Bluesource, the nation’s largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan’s Upper Peninsula to protect and preserve forests 2021 program inception 5,000+ customers subscribed 6.1 million metric tons of GHG reduced by 2050

Marching toward net zero carbon emissions with an accelerated plan 1. Generation mix represents one potential pathway and is subject to change 20 77% 38% 25% - 30% 17% 20% 20% 2% 22% 20% - 25% 1% 16% 25% - 30% 3% 4% 4% 2005 2023E 2028E Coal Nuclear Natural gas Renewables Storage Cleaner generation mix1 (MWh %)

Robust renewables energy portfolio DTE owned renewables 1,301 MW and PPAs 560 MW 21 1,694 MW wind 144 MW solar 6 MW landfill 17 MW biomass Renewable energy portfolio 1,860 MW capacity

Progressing on EV initiatives 22 Charging Forward Program • Promoting EV education, infrastructure and adoption • Offering residential charger rebates and infrastructure incentives 2021 major milestones • 930 residential rebates approved and installed • 1,000 public level 2 chargers approved and over 360 installed • 90 direct current fast charger rebates approved across 40 sites and 26 installed • Deployed two Blue Water Area Transit electric buses and six electric school buses 2019 program inception 140,000 gallons of gasoline saved 10,500 metric tons of CO2 emissions reduced

Environmental sustainability is critical to creating long-term shareholder value 23 Driving collaboration in the fight against climate change • Leading by example with aggressive goal to achieve net zero carbon emissions by 2050 • Key participant in the governor’s Michigan Council on Climate Solutions to develop and implement pathways to meet the state of Michigan’s economy-wide climate goals • Leading EEI’s strategic plan for effective federal climate policy • Member of the Michigan Advisory Council on Environmental Justice supporting development of long-term, sustainable solutions Protecting our natural resources • Targeting a 25% reduction of energy, water and waste at our facilities by 2022 compared to 2016 levels • Providing habitats for hundreds of species of birds, mammals, fish and insects in our service territory • Over 35 sites certified under the Wildlife Habitat Council • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems

Committed to diversity, equity and inclusion; creating a safe and welcoming environment 24 Health and safety of our people is a priority • Multiple safety committees spanning all levels of the company providing input into safety plans, addressing unique challenges of each business unit • Received American Gas Association Safety Achievement Award for excellence in employee safety Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders, including a Director of Diversity, Equity and Inclusion • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce • Annual review of compensation practices to ensure equitable pay • Formal training programs including unconscious bias training for employees and leaders • Hiring people with disabilities and returning citizens Differently-abled group Latinx professionals group Young professionals group LGBTQ group Black professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group Employee resource groups promote a safe and welcoming environment and offer professional development, networking, mentoring and support

Leader in volunteerism and strengthening ties with our communities 25 2,900 volunteers 47,000 hours volunteered 779 nonprofits helped $90m awarded for energy assistance 1,400 students employed at DTE through programs statewide 16,000 customers enrolled in low-income self-sufficiency plans

$2.2b invested in Michigan businesses in 2021 54,000 jobs created since 2010 $820m invested with Detroit suppliers in 2021 $715m invested with suppliers owned by women, minorities, veterans, members of the LGBT community and disability-owned businesses in 2021 40+ supplier diversity awards earned since 2018 Building on the momentum of the last decade, DTE is committed to Michigan investments and supplier diversity 26 $10 $17 $97 $46 $103 $222 2021 Michigan spend (millions)

Gallup Great Workplace Award 9 consecutive years Ambassadors Championing Excellence Award for commitment to supporting minority businesses Overall excellence in diversity Veteran friendly employer America’s Most Responsible Companies 2021 Award-winning commitment to being a top ESG employer in the country 27 Inclusion of women- owned businesses in their supply chains Top supplier diversity program Top employer Top supplier diversity program Top supplier diversity program Superior corporate citizenship and community involvement Corporate citizenship awards Supplier diversity awards

Governance framework provides shareholder rights and enables sustainable value creation 28 Best-in-class governance practices • Lead Independent Director • All board committees are composed exclusively of independent Directors • Stock ownership guidelines for non-employee Directors • Majority voting standard • Annual Director elections • Established corporate governance guidelines • Publication of Environmental, Social, Governance and Sustainability report • Shareholder ability to call a special meeting • No supermajority voting provisions to approve mergers or amend charter • Overboarding policy 10 2 83% independent 4 8 33% gender or ethnically diverse 10 years average tenure <4 years 4 - 11 years >11 years 67 years average age 60 - 64 65 - 69 >70<60

Priorities Performance-based compensation elements Annual incentive metrics Long-term metrics Highly engaged employees • Employee engagement • Employee safety Top decile customer satisfaction • Customer satisfaction • Customer complaints Distinctive continuous improvement capability • Utility operating excellence • Customer satisfaction improvement Strong political & regulatory context • Customer satisfaction improvement • Utility operating excellence index Clear growth & value creation strategy • Relative TSR Superior & sustainable financial performance • EPS • Cash flow • Balance sheet health Executive management compensation plan is aligned with our core priorities 29

VISIT US: DTE INVESTOR RELATIONS 2021 ESG REPORT

31 Business Update Environmental, Social & Governance (ESG) Appendix

2022 original guidance 2022 revised guidance DTE Electric $915 - $929 $918 - $932 DTE Gas 227 - 237 232 - 238 DTE Vantage 85 - 95 90 - 95 Energy Trading 15 - 25 15 - 25 Corporate & Other (127) - (117) (120) - (115) DTE Energy $1,115 - $1,169 $1,135 - $1,175 Operating EPS1 from continuing operations $5.70 - $5.97 $5.80 - $6.00 Raised 2022 guidance midpoint to $5.90 per share; 7% growth from 2021 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 32

2022 guidance Cash from operations1 $2.6 Capital expenditures (3.7) Free cash flow ($1.1) Dividends (0.7) Other (0.1) Net cash ($1.9) Debt financing Issuances $3.5 Redemptions (2.9) Total debt financing $0.6 Equity financing2 $1.3 Total financing $1.9 2022 cash flow and capital expenditures guidance 33 2022 guidance DTE Electric Base infrastructure $1,170 New generation 210 Distribution infrastructure 1,305 $2,685 DTE Gas Base infrastructure $355 Main renewal 315 $670 Non-utility $300 - $400 Total $3,655 - $3,755 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs 2. Convertible equity units related to the 2019 midstream acquisition

DTE Electric and DTE Gas regulatory update 34 Description Received order Additional details DTE Electric Renewable energy plan (U-18232) July 2020 350 MW of additional renewable energy by 2022 (225 MW of wind and 125 MW of solar) Alternative rate case strategy (U-20835) April 2021 Delays rate case filing to 2022 $102 million Voluntary renewable plan (U-20713) June 2021 Additional 420 MW in 2022; additional 380 MW from 2023 - 2025 Program offerings to provide low-income customers greater access to renewable energy Innovative, one-time customer refund regulatory liability (U-20921) December 2020 $30 million voluntary refund Securitization filing (U-21015) June 2021 $73.2 million for River Rouge retirement (14 years) and $156.9 million for vegetation management program (5 years) Innovative, one-time vegetation management refund regulatory liability (U-21128) December 2021 $90 million total investment through 2023 to combat extreme weather-related power outages with no impact to customer bills Description Case filed PFD expected Received order Effective Rate recovery ROE Capital structure Rate base DTE Gas General rate order (U-20940) December 2021 January 2022 $84 million 9.9% 51% equity 49% debt $5.5 billion DTE Electric General rate case (U-20836) January 2022 September 2022 November 2022 $388 million 10.25% 50% equity 50% debt $21.3 billion

DTE Electric rate base1 (billions) Utilities have provided solid rate base growth 1. Year-end balances; Electric rate base includes renewables investment 35 $3.7 $4.1 $4.4 $4.8 $5.2 2016 2017 2018 2019 2020 $15.6 $16.5 $17.7 $18.9 $20.4 2016 2017 2018 2019 2020 10.3% 10.1% 10.0% 10.0% 9.9% 2016 2017 2018 2019 2020 10.1% 10.1% 10.0% 10.0% 9.9% 2016 2017 2018 2019 2020 DTE Electric authorized ROE DTE Gas authorized ROEDTE Gas rate base1 (billions)

Reconciliation of reported to operating earnings (non-GAAP) 36 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Collective efforts to reduce the carbon emissions of DTE Energy's utility operations and gas suppliers, as well as efforts to offset an amount equivalent to any remaining emissions. Progress towards this goal is estimated and may vary from the calculations of other utility businesses with similar targets.